SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): AUGUST 22, 2000



                           ULTIMATE ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)



              DELAWARE                000-22532              84-0585211
    (State or Other Jurisdiction     (Commission          (I.R.S. Employer
          of Incorporation)          File Number)        Identification No.)



             321 WEST 84TH AVENUE, SUITE A, THORNTON, COLORADO 80260
               (Address of principal executive offices, zip code)
       Registrant's telephone number, including area code: (303) 412-2500


                                 NOT APPLICABLE
          Former Name or Former Address if Changed Since Last Report

Item 5.  OTHER EVENTS

      On August 23, 2000, the Company's Board of Directors approved the amendment and restatement of its (i) 2000 Equity Incentive Plan and
(ii) Employee Stock Purchase Plan, which are attached hereto as Exhibits 4.1 and 4.2 respectively.

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

      4.1   Amended and Restated 2000 Equity Incentive Plan
      4.2   Amended and Restated Employee Stock Purchase Plan


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

                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ULTIMATE ELECTRONICS, INC.
                                          ------------------------------------
                                                (Registrant)



      Date:  September 15, 2000           By:  /S/ALAN E. KESSOCK
                                             --------------------------------
                                             Alan E. Kessock,
                                             Senior Vice President, Chief
                                             Financial Officer, Secretary and
                                             Treasurer


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